                                                                   EXHIBIT 10.69

                           INVESTOR RIGHTS AGREEMENT


          THIS INVESTOR RIGHTS AGREEMENT, dated as of November 20, 1998 (this "Agreement"), is made by and among Intellisys Group, Inc., a Delaware
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corporation (the "Company"), Donald J. Esters, the Esters Family Partnership,
                  -------
John Bohle, Frank Perna, E*Capital Corporation, a California corporation, John
P. Feighner and Anne C. Feighner as Trustees of the Feighner Family Trust, DenMat Corp., a Delaware corporation, Edward W. Wedbush, National Financial Associates, and Michael Dennis (collectively, the "Common Holders"), Continental
                                                   --------------
Far East and Advanced Communications Equipment (collectively, the "Passive
                                                                   -------
Holders"), and Weston Presidio Capital III, L.P. and WPC Entrepreneur Fund, L.P.
-------
(collectively, the "Investor"). For purposes of this Agreement, the term
                    --------
Investor shall be deemed to include all assignees and successors thereof.

          Each of the Common Holders and Passive Holders owns that number of shares, or options to purchase that number of shares, of the Company's Common Stock, $.01 par value, set forth opposite his name on Schedule 2.2 of the Disclosure Schedule to the Series A Convertible Redeemable Series A Preferred Stock Purchase Agreement dated of even date herewith (the "Series A Purchase Agreement").

          As an inducement to the Investor to complete such purchase, the Common Holders, the Passive Holders and the Company desire to enter into this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties contained herein, the parties agree as follows:

          1.  CERTAIN DEFINITIONS. As used in this Agreement, the following
              -------------------
terms shall have the meanings set forth below:

          "Affiliate" of a Person, shall mean any Person which, directly or
           ---------
indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Certificate of Designation" shall mean the Company's Certificate of
           --------------------------
Designation of Series A Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware relating to the Series A Preferred Stock.

          "Common Stock" shall mean the Company's Common Stock, $.01 par value
           ------------
per share.
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          "Conversion Event" shall mean the automatic conversion of the Series A
           ----------------
Preferred Stock into Common Stock pursuant to the provisions of Section
4(a)(ii), (iii) or (iv) of the Certificate of Designation.

          "Equity Securities" shall mean any shares of, or securities
           -----------------
convertible into or exercisable or exchangeable for any shares of, any class of the Company's capital stock, including, without limitation, its Common Stock and Series A Preferred Stock.

          "Investor Director" shall mean the director designated by the Investor
           -----------------
pursuant to Section 5.1(a)(i) hereof.

          "Percentage Share" shall mean the percentage that the number of shares
           ----------------
of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by such Investor or Non-Offering Stockholder, as the case may be, is of the total number of shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) outstanding.

          "Person" shall mean an individual, a partnership, a joint venture, a
           ------
corporation, a trust, a joint-stock company, a union, a business association, a firm, an unincorporated organization, a government or any department or agency thereof, or other entity.

          "Series A Preferred Stock" shall mean the Company's Series A
           ------------------------
Convertible Redeemable Preferred Stock.

          "Public Offering" shall mean a firm commitment underwritten public
           ---------------
offering pursuant to an effective registration statement on Form S-1 or current equivalent under the Securities Act covering the offer and sale of the Company's Common Stock for its own account.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Stockholders" shall mean any of the Common Holders and the Passive
           ------------
Holders, in each case, their respective successors and assigns.

          "Subsidiary" shall have the meaning set forth in the Series A
           ----------
Convertible Redeemable Purchase Agreement.

          "Voting Stock" shall mean any class or classes of the capital stock of
           ------------
the Company, the holders of which are entitled to participate generally in the election of directors of the Company, including, but not limited to, the Common Stock and the Series A Preferred Stock.

          "1934 Act" shall mean the Securities and Exchange Act of 1934, as
           --------
amended.

          2.  EFFECTIVENESS OF THIS AGREEMENT; SUPERSEDES ALL PRIOR AGREEMENTS;
              -----------------------------------------------------------------
AMENDMENT OF PRIOR AGREEMENTS. This Agreement shall be effective from and after
-----------------------------
the date hereof and shall supersede any and all other agreements by and between the Stockholders and among the Stockholders, the Investor and the Company relating to the subject matter hereof. Without limiting the foregoing, this Agreement shall also supersede (i) that certain Investor Agreement dated as of June 24, 1998 by and among the Company and certain persons named therein, (ii) Original Stockholders Agreements each dated as of March 4, 1994, by and among the Company and each of certain stockholders named therein, and (iii) the Registration Rights Agreement dated as of June 24, 1998 by and among the Company and the persons named therein. By executing this Agreement, the parties hereto agree that all such prior agreements are hereby terminated and shall be of no further force or effect.

          3.  RIGHT OF FIRST REFUSAL GRANTED BY STOCKHOLDERS.
              ----------------------------------------------

                    3.1 Subject to Section 3.3, 3.4 and 3.5 hereof, each time a Stockholder (the "Offering Stockholder") proposes to offer for sale or otherwise
                  --------------------
transfer any Equity Securities of the Company owned by such Stockholder (the "Offered Stock"), such Offering Stockholder shall first make an offering of such
 -------------
Offered Stock to the Company in accordance with the following provisions:

          (a) The Offering Stockholder shall deliver a notice (the "Offering
                                                                    --------
Notice") to the Company and the Investor stating (i) the Offering Stockholder's
------
bona fide intention to offer such Offered Stock, (ii) the number of shares of such Offered Stock to be offered for sale and (iii) the price and terms, if any, upon which the Offering Stockholder proposes to offer such Offered Stock.

          (b) Within 30 days after the Offering Notice is given, the Company may elect to purchase from the Offering Stockholder, at the price and on the terms specified in the Offering Notice, any or all of the shares of Offered Stock offered in the Offering Notice. Such right shall be exercised by written notice delivered to the Offering Stockholder by the Company prior to the expiration of the 30-day exercise period.

          (c) The closing of the purchase of any shares of Offered Stock by the Company shall take place at the principal offices of the Company (or such other location as the parties may agree on) on the fifth business day after the expiration of the 30-day period following the giving of the Offering Notice. At such closing, the Company shall make payment in the appropriate amount by means of a check or by a wire transfer to the Offering Stockholder against delivery of stock certificates representing the shares so purchased, duly endorsed in blank by the Person or Persons in whose name such certificate is registered or accompanied by a duly executed stock or security assignment separate from the certificate.

          (d) In the event the Company does not elect to purchase all of the shares of Offered Stock offered in the Offering Notice, the Company shall give written notice to the Investor and each Stockholder other than the Offering Stockholder (each a "Non-Offering Stockholder") (the "Reoffer Notice") of its
                                                      --------------
decision not to exercise its rights or of the number of shares of Offered Stock available for purchase (the "Reoffered Shares") on or before the final day of
                             ----------------
such 30-day period and the right to purchase such Reoffered Shares shall pass automatically to the Investor and each Non-Offering Stockholder. The Investor and each Non-Offering Stockholder will have 20 days from receipt of such notice from the Company to exercise its repurchase rights under this Section 3 by written notice to the Offering Stockholder. The Investor and each Non-Offering Stockholder will have the right to purchase up to that portion of the Offered Stock which equals its respective Percentage Share, with the Investor being entitled to purchase any Offered Stock not subscribed for. The closing of any purchase and sale under this subsection
(d) shall be held on the 5th business day following the expiration of the 20-day period in accordance with the provisions of subsection (c) above.

          3.2 In the event that all of the shares being offered are not purchased at the closings referred to in Section 3.1(c) or (d), the Offering Stockholder shall for a period of 45 days thereafter have the right to sell or otherwise dispose of the remaining number of shares of Offered Stock offered in the Offering Notice upon terms and conditions (including the price per share) no more favorable to the third party purchaser than those specified in the Offering Notice; provided, however, that such sale or disposition shall be subject to,
        --------  -------
and be made in full compliance with, the co-sale rights set forth in Section 4. In the event that the Offering Stockholder does not sell or otherwise dispose of such Offered Stock within the specified 45-day period, the right of first refusal provided for in this Section 3 shall continue to be applicable to any subsequent disposition of such shares.

          3.3 Notwithstanding the terms and provisions of Section 3.1 hereof, the right of first offer provided for in this Section 3 shall not be applicable to any transfers of Offered Stock by a Stockholder to immediate family members or to trusts or other fiduciaries for the benefit of the Stockholder or immediate family members, provided that in each such case such transferees agree in writing to be bound by the terms of this Agreement as if a Stockholder. For purposes of this Section, "immediate family members" shall mean a Stockholder's spouse, children and grandchildren. No Stockholder transferring Offered Stock in a transaction described in this Section 3.3 shall be deemed to be an Offering Stockholder for purposes of this Agreement.

          3.4 The terms and provisions of Section 3.1 and the rights granted therein shall terminate in all respects (a) as to the Passive Holders upon the consummation of the Public Offering, and (b) as to the Common Holders upon a Conversion Event, and such Stockholders shall not be considered to be Offering Stockholders nor be subject to the rights of first refusal nor be entitled to any rights as a Non-Offering Stockholder hereunder after the consummation of the Public Offering in the case of the Passive Holders or after a Conversion Event in the case of the Common Holders.

          3.5 Notwithstanding the provisions of Section 3.1 hereof and the rights granted therein, the Investor agrees not to purchase any Offered Stock pursuant to this Section 3, if after taking into account such purchase, the Investor would own in excess of forty-five percent (45%) of the Equity Securities.

          3.6 Notwithstanding the foregoing, the provisions of this Section 3 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 135,000 shares of Common Stock provided such sale is consummated by February 28, 1999.

          4.  CO-SALE PROVISIONS.
              ------------------

               4.1 Subject to Section 4.4 hereof, in the event that any Offering Stockholder after the application of Section 3 hereof continues to propose to sell or otherwise transfer any Equity Securities then owned by such Offering Stockholder to any Person (individually a "Third Party" and collectively, "Third Parties") in any one transaction or any series of transactions, directly or indirectly, such sale or other disposition shall not be permitted unless such Offering Stockholder shall offer (or cause the Third Party to offer) the Investor and each Non-Offering Stockholder the right to elect to include, at its sole option, in the sale or other disposition to the Third Party such number of shares of Equity Securities owned by the Investor and each Non-Offering Stockholder as shall be determined in accordance with subsection (a) of this
Section 4.1 (the "Tag-Along Shares"). At any time within 30 days after the
                  -----------------
giving of the Reoffer Notice described in Section 3.1 hereof, the Investor and each Non-Offering Stockholder may make an election to include the Tag-Along Shares in such a sale or other disposition (the "Inclusion Election") by giving
                                                 ------------------
written notice of its Inclusion Election to such Offering Stockholder and delivering to the Company a stock certificate or certificates representing the Tag-Along Shares, together with a limited power-of-attorney authorizing such Offering Stockholder to sell or otherwise dispose of such Tag-Along Shares pursuant to the terms of such Third Party's offer.

          (a) The Investor and each Non-Offering Stockholder shall have the right to sell, pursuant to the Third Party's offer, that percentage (the "Tag-
                                                                          ---
Along Percentage") of the number of shares of Offered Stock to be sold to the
----------------
Third Party equal to the ratio (expressed as a percentage) of (i) the shares of Equity Securities (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock) held by the Investor or the Non-Offering Stockholder, as the case may be as compared with (ii) the aggregate number of shares of Offered Stock owned by the Offering Stockholder and the Equity Securities held by the Investor and all Non-Offering Stockholders (treating the Equity Securities as having been converted into, exchanged for or exercised for Common Stock). In the event that any Non-Offering Stockholder does not make an Inclusion Election, the Investor shall also have the right to sell that Non-Offering Stockholder's Tag-Along Percentage as well as its own.

          (b) The purchase from the Investor or any Non-Offering Stockholder pursuant to this Section 4.1 shall be on the same terms and conditions, including the price per share and the date of sale or other disposition, as are received by the Offering Stockholder and stated in the Offering Notice.

          (c) At the consummation of the sale or other disposition of shares of Equity Securities of the Offering Stockholder, the Investor or any Non-Offering Stockholder to the Third Party pursuant to the Third Party's offer, there shall be remitted to the Investor and each Non-Offering Stockholder the total sales price attributable to the shares of Equity Securities which the Investor and each Non-Offering Stockholder sold or otherwise disposed of pursuant thereto, and there shall be furnished to the Investor and each Non-Offering Stockholder such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Investor or any Non-Offering Stockholder.

          (d) If within 30 days after the Reoffer Notice is given, the Investor or any Non-Offering Stockholder has not accepted the offer to make an Inclusion Election, the Investor or such Non-Offering Stockholder, as the case may be, will be deemed to have waived any and all of its rights with respect to the sale or other disposition of shares of Equity Securities described in the Offering Notice. The Offering Stockholder shall have 45 days after such 30-day period in which to sell or otherwise dispose of the shares of Offering Stockholders' Stock to the Third Party at a price and on terms not more favorable to the Offering Stockholder than were set forth in the Offering Notice.

          (e) If, at the end of such 45-day period, the Offering Stockholder has not completed the sale of shares of Offering Stockholders' Stock in accordance with the terms of the Third Party's offer, all the restrictions on sale contained in this Agreement with respect to Offering Stockholders' Stock owned by the Offering Stockholder shall again be in effect.

          4.2 The rights provided in this Section 4 shall not be applicable to any transaction if Section 3.3 makes Section 3 inapplicable thereto or if the Stockholder is no longer subject to the terms of Section 3 by virtue of Section
3.4 hereof.

          4.3 The provisions of Section 3 shall take priority over this Section 4, and nothing in this Section 4 shall be construed to relieve a Stockholder of its obligation to deliver an Offering Notice to the Company and the Investor pursuant to the terms of Section 3 in connection with such a proposed transaction.

          4.4 Notwithstanding the foregoing or anything else to the contrary contained herein, no Common Holder may sell or otherwise transfer any Equity Securities to any Third Party for a period of one year from the date hereof, except that after six months from the date hereof the Common Holders may sell Equity Securities which sale(s) yield gross proceeds to the Common Holders of up to $1.5 million in the aggregate (the allocation of such $1.5 million as among the Common Holders to be determined by and among the Common Holders).

          4.5 Notwithstanding the foregoing, the provisions of this Section 4 shall also not apply to sales by the Stockholders who own less than two percent (2%) of the Equity Securities of the Company as calculated on an as-converted, fully-diluted basis or to the sale by Donald J. Esters of 135,000 shares of Common Stock provided such sale is consummated by February 28, 1999.

     5. GOVERNANCE.
        ----------

          5.1 Composition of Board. Until a Conversion Event, the
              --------------------
Stockholders and the Investor each hereby agree to take any and all action necessary (including, without limitation, voting their shares of Voting Stock, executing and delivering written consents of shareholders, and calling special shareholders' meetings) to cause the Board of Directors of the Company (the "Board") to be comprised as follows:
                               -----

          (a) Except as required by Section 5.1(e) below, the number of Directors on the Board shall be not less than five (5) nor more than seven (7), and such Directors shall consist of:

          (i) one representative elected by holders of a majority of the Series A Preferred Stock; which designee shall initially be Philip Halperin.

          (ii) the remaining individuals elected by the holders of the Common Stock and the Series A Preferred Stock then outstanding (voting together as a class); provided, however, that one of such individuals shall be the Chief
        --------  -------
Executive Officer of the Company.

          (b) Any Director who is elected to the Board pursuant to paragraph (a) of this Section 5.1, may be removed from the Board only upon the request of the holders who elected such Director by vote of at least the number of shares required to elect such Director. In the event that a Director so elected resigns, is removed from, or otherwise ceases to serve on, the Board, for whatever reason, other than as a result of the cessation of the term of office of the Additional Director as provided in Section 5.1(e) hereof, the vacancy shall be filled, in accordance with applicable law, with an individual elected by the holders who initially elected such director as described above and the Stockholders and the Investor hereby agree to call a special shareholders meeting and to vote their shares of Voting Stock at such meeting, or to execute a written consent of shareholders, upon the request of such holder.

          (c) Until the closing of the Public Offering, the Audit Committee of the Board and the Compensation Committee of the Board shall be comprised of three directors, one of whom shall be the Investor Director. Until the closing of the Public Offering, the Board shall not make a broad delegation of its authority to any committee but may establish committees for specific purposes (such as a pricing committee with respect to a public offering).

          (d) The Company agrees to reimburse the Investor Director for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

          (e) Notwithstanding the provisions of this Section 5, in the event that the Preferred Stock has been redeemed pursuant to the Company's Certificate of Designation but the holders thereof have not received on each Redemption Date (as defined in the Certificate of Designation) the full Redemption Price (as defined in the Certificate of Designation) payable thereon and if there shall at the time be at least four directors of this corporation in office, the holders of a majority of the Series A Preferred Stock shall be entitled to elect one additional individual to the Board of Directors (the "Additional Director"), who will be elected for a one-year term (or until the Additional Director's right to hold office terminates as provided herein, whichever occurs earlier), at a special meeting called by the holders of at least 25% of the outstanding shares of Series A Preferred Stock or, if the request for a special meeting is received by this corporation less than 90 days before the date fixed for the next annual or special meeting of stockholders of this corporation, at the next annual or special meeting, and at each subsequent annual meeting until the payment in full of the due and unpaid portion of the Redemption Price. When the due and unpaid portion of the Redemption Price has been paid in full, the holders of the Series A Preferred Stock shall be divested of the right to elect the Additional Director and the term of office of the Additional Director shall terminate. In addition to the foregoing, in the event the Series A Preferred Stock has been redeemed in accordance with the Certificate of Designation but the holders have not received on a Redemption Date the full Redemption Price payable on that date, then the ARR (as defined in the Certificate of Designation) used to compute the portion of the Redemption Price which has not been paid when due (but not any other portion of the Redemption Price paid when due) shall be increased by two percent (2%) and shall be increased by an additional two percent (2%) on the last day of the first 90 day period following the respective Redemption Date if the portion of the Redemption Price which has not been paid when due remains unpaid on that date and an additional one percent (1%) on the last day of the second 90 day period following the respective Redemption Date if the portion of the Redemption Price which has not been paid when due remain unpaid on that date.

               5.2 Board and Committee Meetings. The Company shall call, and use
                   ----------------------------
its best efforts to have, regular Board meetings at least once every other month unless otherwise agreed to in writing by each of the Directors. The Compensation and Audit Committees shall meet at least annually. Meetings of the Board and any committee thereof shall not be held on less than five days written notice to the Directors. All notices of a Board meeting shall include an agenda setting forth in reasonable detail any and all matters to be officially acted upon at such meeting, but such agenda shall not limit any matters that may be officially acted upon at any such meeting.

               5.3 Subsidiaries. The Company shall cause the Board of Directors
                   ------------
of any wholly- or majority-owned subsidiary of the Company to include the same individuals as the Board.

               5.4 Information to Investor Director. The Company shall deliver
                   --------------------------------
to the Investor Director, as soon as is practicable after delivery or occurrence, but in no event later than 10 days following such delivery or occurrence, any notices or reports to stockholders or members of the financial community, the Company's accountants or business consultants, governmental agencies and authorities, any reports filed by or on behalf of the Company with any securities exchange or the SEC and notice of any event which might have a material adverse effect on the Company's business prospects or financial condition.

          6. REGISTRATION RIGHTS. The Company covenants and agrees as follows:
              -------------------

               6.1  Definitions. For purposes of this Section 6.1:
                    -----------

               (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means a registration related to the resale of (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock. Registrable Securities shall not include any of the foregoing shares of Common Stock held by a Holder (as defined in Section 6.1(d) hereof) who is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act and that may be sold pursuant to Rule 144(k) under the Securities Act.

               (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 6.13 hereof; and

               (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which
                                                                     ---
permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               6.2  Request for Registration.
                    ------------------------

               (a) If the Company shall receive at any time after the earlier of
(i) November 10, 2001, or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Holders of at least a majority of Registrable Securities then outstanding, that the Company file a registration statement under the Securities Act covering the registration of all or a portion of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsections 6.2(b) and 6.2(c), use its best efforts to effect as soon as practicable, and in any event shall use its best efforts to effect within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 15 hereof.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this

Section 6 and the Company shall include such information in the written notice referred to in subsection 6.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority of the Initiating Holders and such Holder to the extent provided herein). All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 6 if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 6.2.

               (d) The Company shall not be obligated to effect a registration pursuant to this Section 6.2 if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.2; provided, however, that the Company shall not utilize this right more than once in any twelve month period; and (ii) if at the time of any request to register Registrable Securities pursuant to this Section 6.2 the Company is engaged in, or has fixed plans to file a registration statement within sixty (60) days of the time of the request for, a registered public offering, other than a registration statement on Form S-8 or other comparable form, then the Company may at its option direct that such request be delayed until the first to occur of (x) six (6) months from the effective date of such registered offering and (y) the decision of the Board of Directors to abandon such offering.

          6.3 Company Registration. If (but without any obligation to do
              --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating to the Company's initial public offering if no other stockholder sells shares in such offering and other than a registration relating solely to the sale of securities to participants in a Company stock or benefit plan or a registration relating solely to an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder, written notice of such registration. Upon the written request of each such person given within fifteen (15) days after mailing of such notice by the Company in accordance with
Section 15, the Company shall, subject to the provisions of Section 6.9, cause to be registered under the Securities Act all of the securities that each such Holder has requested to be registered.

               6.4 Form S-3 Registration. In case the Company shall receive from
                   ---------------------
any Holder or Holders of at least a majority of the Registrable Securities then outstanding, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will (provided that the anticipated aggregate offering price to the public would exceed $500,000):

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 6.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 6.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two such registrations on Form S-3 for the Holders pursuant to this Section 6.4; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance or (v) within six months of the effective date of any other registration statement relating to an underwritten public offering filed by the Company, pursuant to which the Holders were given the opportunity to participate.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to this Section 6.4, including (without limitation) all registration, filing, qualification, printer's and accounting fees, the reasonable fees and disbursements of one counsel for the selling Holder or Holders (not to exceed $25,000 in the aggregate) and counsel for the Company shall be borne by the Company; provided, however, that the underwriters' discounts or commissions associated with Registrable Securities shall not be borne by the Company, but shall be borne by the applicable Holder or Holders of such Registrable Securities. Registrations effected pursuant to this Section 6.4 shall be counted as a demand for registration pursuant to Section 6.2.

               6.5 Obligations of the Company. Whenever required under this
                   --------------------------
Section 6.5 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or, if earlier, the date on which the Holders have completed the distribution of the Registrable Securities covered by the Registration Statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and consistent in all material respects with this Section 6, with the managing underwriter of such offering, and to the extent required by the underwriter, participate in a road show arranged by the underwriters with investors, provided that only two officers shall be required to participate and such road show shall be conducted in such manner and for such number of days as the underwriters deem necessary for the success of the offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then and, as promptly as practicable, provide a supplement or post-effective amendment in accordance with Subparagraph (b) to cure such misstatement or omission.

               6.6 Furnish Information. It shall be a condition precedent to the
                   -------------------
obligations of the Company to take any action pursuant to this Section 6.6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under applicable law to effect the registration of such Holder's Registrable Securities.

               6.7 Expenses of Demand Registration. All expenses other than
                   -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 6.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 6.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses as are actually incurred by the Company on an out-of-pocket basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 6.2; provided, further however, that if at the time of such
                         --------  -------
withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company or discovery by the Holders of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 6.2.

               6.8 Expenses of Company Registration. The Company shall bear and
                   --------------------------------
pay all expenses incurred in connection with any registration, filing or qualification of securities with respect to registrations pursuant to Section
6.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees and fees and expenses of counsel to the Company relating or apportionable thereto and the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to such registered securities.

               6.9 Underwriting Requirements. In connection with any offering
                   -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 6.3 to include any securities in such underwriting unless the selling stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the persons entitled to select the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of Holders or other selling stockholders cannot be so included as a result of the above-described limitation, the number of shares of Registrable Securities that may be included shall be allocated among the Holders and other selling stockholders as follows: first all Shares other than Registrable Securities shall be excluded so that all Registrable Securities requested to be included in such registration shall be included first (the securities so included to be apportioned pro rata among all Holders according to the total amount of securities owned by such Holder or in such other proportions as shall mutually be agreed to by such Holder or Holders); second, after all Registrable Securities have been included, the remaining portion of the allocation shall be allocated among the holders of any Shares (pro rata among such holders). For purposes of the preceding parentheticals concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          6.10    Delay of Registration.  No Holder shall have any right to
                  ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.10, it being understood that this Section 6.10 shall not in any way limit the right of any such person to bring an action for damages in respect of any breach hereof.

          6.11    Indemnification.  In the event any Registrable Securities are
                  ---------------
included in a registration statement under this Section 6.11:

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities
              --------
(joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue
 ---------
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the 1934 Act or any state securities law; and, subject to the provisions of
Section 6.11(c) hereof, the Company will pay to such Holders, underwriters and controlling persons, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 6.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the fullest extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 6.11(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the
                                                --------  -------
indemnity agreement contained in this subsection 6.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further that in no event shall
                                        --------  -------
any indemnity under this subsection 6.11(b) exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section
6.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that if the defendants in any such action or proceeding
--------  -------
include both the indemnified party or parties and the indemnifying party or parties and the indemnified party or parties reasonably determine based upon advice of legal counsel experienced in such matters, that there may be legal defenses available to the indemnified party or parties which are different from or in addition to those available to the indemnifying party or parties, then the indemnified parties shall be entitled to separate counsel at the indemnifying party's or parties' expense, which counsel shall be chosen by the indemnified parties; provided further, that the indemnifying party or parties shall not be
         -------- -------
liable for the fees, charges and disbursements of more than one separate firm representing the indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall to the extent thereof relieve such indemnifying party of any liability to the indemnified party under this Section 6.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.11.

          (d) Notwithstanding the foregoing, to the extent the provisions on indemnification contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (e) The obligations of the Company and Holders under this Section 6.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

          6.12    Reports Under Securities Exchange Act of 1934.  With a view to
                  ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) use its best efforts to qualify for registration on Form S-3 for the sale of their Registrable Securities and use its best efforts to maintain its eligibility thereafter to qualify for use of that Form;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company) and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          6.13    Assignment of Registration Rights.  The rights to cause the
                  ---------------------------------
Company to register securities pursuant to this Section 6 may be assigned (but only with all related obligations) by a person who is at such time a Holder to a purchaser, assignee or transferee of the underlying Registrable Securities; provided that such purchaser, assignee or transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 6.18 below, and further provided that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          6.14    Limitations on Subsequent Registration Rights.  From and after
                  ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
6.2 or 6.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or, (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 6.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 6.2.

          6.15    Amendment of Registration Rights.  Any provision of this
                  --------------------------------
Section 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, the Common Holders and the Company.

          6.16    Selection of Underwriter.  The Investor agrees that the
                  ------------------------
managing underwriter for the Company's initial public offering shall be Wedbush Morgan Securities, if approved by the Board of Directors. The selection of a managing underwriter for any subsequent underwritten public offering shall require the approval of the Investor, which approval shall not be unreasonably withheld.

          6.17    Termination of Registration Rights.  These registration rights
                  ----------------------------------
shall terminate on the date that is three (3) years after the Conversion Event.

          6.18    "Market Stand-Off" Agreement.
                   ----------------

          (a) Each Investor and Stockholder hereby agrees that for seven days prior to and up to 180 days following the effective date of the first registration statement of the Company covering Common Stock filed on Form S-1 or their equivalent under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; and provided, further the Investor,
                                              --------  -------
all Stockholders, officers and directors are treated similarly with respect to any release prior to the termination of the 180-day period.

          (b) Each Investor and Stockholder hereby agrees that for up to 90 days following the effective date of any registration statement (other than the first) of the Company covering Common Stock filed on Form S-1 or Form S-3 or their equivalent under the Securities Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration, except that such agreement shall not apply (i) to any Holder who owns less than five percent (5%) of the then outstanding Common Stock, (ii) to any shares distributed by a Holder that is a corporation or partnership to its shareholders or partners, respectively and (iii) to any Holder that is not provided the opportunity to include shares in the secondary offering on a pro rata basis with all selling stockholders, provided that this subparagraph (iii) shall not apply if there are no selling stockholders in the offering.

          (c) In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor and Stockholder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

          6.19    Additional Deliveries.  In the case of any registration
                  ---------------------
effected on Form S-3 or their equivalent pursuant to Section 6.4 hereof where securities are offered on a continuous or delayed basis pursuant to Rule 415 (or any successor rule) of the Securities Act, the Company will provide not more than three times during the period in which such registration statement is effective to a financial intermediary who reasonably advises the Company in writing, after a good faith review, that it is entitled to establish a due diligence defense under the Securities Act with respect to the sale of the securities covered by such registration statement an opinion of counsel to the Company and a comfort letter of its independent accountants in customary form; but the out-of-pocket costs of such deliveries shall be borne by the Holder requesting the same if the Company has already borne the expenses of two registrations on Form S-3.

          7.  DELIVERY OF FINANCIAL STATEMENTS.  Until the Conversion Event, the
              --------------------------------
Company shall deliver to the Investor or, in the case of subparagraphs (b) and
(d) the Investor Director:

              (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of fiscal year 1998 and within ninety (90) days after the end of each subsequent fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public
                        ----
accountants approved by the Board of Directors of the Company;

              (b) as soon as practicable, but in any event within forty-five
(45) days of the end of each month through March 31, 1999 and within thirty (30) days of the end of each month thereafter, an unaudited income statement (showing actual, budget and prior month) and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

              (c) as soon as practicable, but in any event within forty-five
(45) days of the end of each of the first three fiscal quarters, an unaudited income statement, schedule as to the sources and applications of funds and balance sheet for and as of the end of each such quarter, in reasonable detail; and

              (d) as soon as practicable, but in any event no later than the first day of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including income statements, balance sheets and sources and applications of funds statements for such months and, as soon as practicable after the adoption thereof, any revisions to such annual budget.

          8.  INSPECTION RIGHTS.   So long as the Investor (together with
              -----------------
Affiliates thereof) holds any shares of Series A Preferred Stock, the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested upon reasonable notice by the Investor; provided, however, that the Company shall not be obligated to provide access to any information which it reasonably believes is a trade secret or similar confidential information.

          9.  RIGHT OF FIRST OFFER.  Subject to the terms and conditions
              --------------------
specified in this Section 9, the Company hereby grants to the Investor a right of first offer with respect to future sales by the Company of its Equity Securities. For purposes of this Section 9, Investor includes any partners and other Affiliates of the Investor. The Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any Equity Securities, the Company shall first make an offering of such Equity Securities to the Investor in accordance with the following provisions:

               (a) The Company shall deliver a written notice ("Notice") to the
                                                                ------
Investor stating (i) its bona fide intention to offer such Equity Securities,
(ii) the number of such Equity Securities to be offered, and (iii) the price and terms, upon which it proposes to offer such Equity Securities. If the offering consists of a proposed underwritten public offering of Equity Securities, the Company shall deliver the Notice to the Investor at least 30 days prior to the date on which the Company expects to print preliminary prospectuses for use in connection with the public offering.

               (b) Within 30 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Equity Securities which equals the Investor's Percentage Share. Investor acknowledges receipt of notice of the Company's intention to sell shares of its Common Stock in an underwritten public offering as contemplated by the Company's registration statement filed with the SEC on October 16, 1998 (Registration No. 333-65845), as the same may be supplemented or amended (the "IPO"). The Company shall give Investor at least 7 business days' notice of the date (the "Printing Date") on which it intends to print preliminary prospectuses for use in connection with the IPO. If Investor desires to assert its right of first offer with respect to the shares to be issued by the Company in the IPO, it must so notify the Company not later than the second business day prior to the Printing Date.

               (c) During the 90-day period following the expiration of such 30-day period or, with respect to the IPO, the Printing Date, the Company may offer the remaining unsubscribed portion of such shares which the Investor has not elected to purchase to any person or persons at a price not less than, and upon the same terms and conditions as those specified in the Notice. If the Company does not enter into an agreement for the sale of the Equity Securities within such period, or if such agreement is not consummated within 90 days following the expiration of the period provided in this Section 9(c), the right provided hereunder shall be deemed to be revived and such Equity Securities shall not be offered unless first reoffered to the Investor in accordance

               (d) The right of first offer in this Section 6 shall not be applicable (i) to the issuance or sale of shares of Common Stock reserved for issuance to employees and directors pursuant to stock plans approved by the Company's Board of Directors, (ii) to or after a Conversion Event, (iii) to any Common Stock issued upon conversion of the Series A Preferred Stock, or (iv) to the issuance of shares of Common Stock in connection with the acquisition of a business or assets by the Company in a transaction or series of related transactions.

               (e) KEY-MAN INSURANCE.  The Company shall use its best efforts to
                   -----------------
obtain within 30 days following the date of this Agreement and shall maintain, with a carrier acceptable to the Investor, in full force and effect, key-man life insurance policies in the amount of at least $2,000,000 on the life of Don Esters, with proceeds payable to the Company.

          10.  COVENANTS.  The Company agrees as follows:
               ---------

               (a) The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property, or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge, or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereof, and provided further, that the Company will pay all such taxes, assessments, charges, or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of the Company and any Subsidiary;

               (b) The Company will keep its properties and those of its Subsidiaries in good repair, working order, and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions, and improvements thereto; and the Company and its Subsidiaries will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any material adverse effect to the business, assets or property of the Company and its Subsidiaries;

               (c) The Company will keep true records and books of account in which full, true, and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis;

               (d) The Company and all its Subsidiaries shall duly observe and conform to all valid requirements of governmental authorities which are material to the conduct of their businesses or to their property or assets; and

               (e) The Company shall maintain in full force and effect its corporate existence, rights, and franchises and all material licenses and other material rights to use processes, licenses, trademarks, trade names, or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of its business.

               (f) The Company shall not close an initial public offering of shares of Common Stock unless and until the registration statement covering such shares contains financial statements for the Company's fiscal year ended December 31, 1998 that are audited and certified by independent public accountants approved by the Board of Directors of the Company, and such accountants shall have delivered an unqualified opinion with respect to such financial statements.

          11.  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements made and to be performed in the State of California without regard to the conflict of laws principles thereof.

          12.  COUNTERPARTS. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          13.  TITLES AND SUBTITLES.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          14.  NOTICES.  Any notice, request, instruction or other document to
               -------
be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other overnight delivery service or by courier, to the address of the party set forth below such person's signature on this Agreement or to such address as the party to whom notice is to be given may provide in a written notice to each of the other parties to this Agreement, a copy of which written notice shall be on file with the Secretary of the Company.

          15.  LEGEND.
               ------

               (a) Each certificate representing shares of Common Stock and Series A Preferred Stock subject to this Agreement shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND AMONG THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

               (b) Each party to this Agreement agrees that the Company may instruct the transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 16(a) above to enforce the provisions of this Agreement. The legend shall be removed upon termination of this Agreement.

          16.  AMENDMENTS AND WAIVERS.  Except as otherwise provided in Section
               ----------------------
6.15, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least (i) a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and (ii) if such amendment or waiver would adversely affect the rights of the Common Holders or Passive Holders set forth herein, at least a majority of the Common Stock held by the Common Holders or Passive Holders, respectively. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          17.  SEVERABILITY.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          18.  FURTHER ASSURANCES.  Each of the parties shall, without further
               ------------------
consideration, use reasonable efforts to execute and deliver such additional documents and take such other action, as the other parties, or any of them may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

          19.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
               ----------------------
all rights hereto shall inure to the benefit of the respective successors and assigns of the parties hereto, including, without limitation, transferees of any shares of Series A Preferred Stock or Common Stock issued upon conversion thereof.

          20.  ENTIRE AGREEMENT.  This Agreement, together with the Company's
               ----------------
Certificate of Incorporation (including its Certificate of Designation) and bylaws, embodies the entire agreement and understanding of the parties hereto in respect of the actions and transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein, in the Restated Certificate of Incorporation or bylaws.

          21.  SPECIFIC PERFORMANCE.  Each of the Stockholders acknowledges and
               --------------------
agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the Stockholders will waive the defense in any action for specific performance that a remedy at law would be adequate and that the Stockholders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in any state court of the State of California or any United States District Court located in California or, in the event said Courts would not have jurisdiction for such action, in any court of the United States or any state thereof having jurisdiction for such action.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.

                                  /s/ Donald J. Esters
                                 ------------------------------------------
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address: 1420 Kingsboro Court
                                         ----------------------------------
                                          Westlake Village, CA 91362
                                         ----------------------------------


                                 COMMON HOLDERS:


                                 DONALD J. ESTERS

                                 By: /s/ Donald J. Esters
                                    ---------------------------------------

                                 Address: 1420 Kingsboro Court
                                         ----------------------------------
                                          Westlake Village, CA 91362
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:
                                     --------------------------------------

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.



                                 ------------------------------------------
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:
                                          ---------------------------------

                                          ---------------------------------

                                 COMMON HOLDERS:


                                 ESTERS FAMILY PARTNERSHIP

                                 By: /s/ Donald J. Esters
                                    ---------------------------------------


                                 Address: 1420 Kingsboro Court
                                         ----------------------------------
                                          Westlake Village, CA 91362
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:
                                     --------------------------------------

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 ------------------------------------------
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:
                                          ---------------------------------

                                          ---------------------------------


                                 COMMON HOLDERS:

                                 JOHN BOHLE

                                 By: /s/ John Bohle
                                    ---------------------------------------


                                 Address: 3605 Longridge Ave.
                                         ----------------------------------
                                          Sherman Oaks, CA 91423
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:
                                     --------------------------------------

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:

                                     National Financial Associates

                                 By: /s/ Frank Perna
                                    ---------------------------------------

                                 Address: 26802 Malibu Cove Colony
                                         ----------------------------------
                                          Malibu, CA 90265
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:

                                     E* Capital Corporation

                                 By: /s/ Edward Wedbush, President
                                    ---------------------------------------


                                 Address: 1000 Wilshire Blvd., Suite 900
                                         ----------------------------------
                                          Los Angeles, CA 90017
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:

                                     Feighner Family Trust

                                 By: /s/ John P. Feighner, Trustee
                                    ---------------------------------------


                                 Address: P.O. Box 1875
                                         ----------------------------------
                                          Rancho Santa Fe, CA 92067
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:

                                    Feighner Family Trust

                                 By: /s/ Anne C. Feighner, Trustee
                                    ---------------------------------------


                                 Address: 5035 El Mielo (P.O. Box 1875)
                                         ----------------------------------
                                          Rancho Santa Fe, CA 92037
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:

                                     Den-Mat Corporation

                                 By: /s/ Robert L. Ibsen
                                    ---------------------------------------


                                 Address: 2727 Skyway Drive
                                         ----------------------------------
                                          Santa Maria, CA 93455
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 ------------------------------------------
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

                                 COMMON HOLDERS:


                                 EDWARD WEDBUSH

                                 By: /s/ Edward Wedbush
                                    ---------------------------------------

                                 Address: 1000 Wilshire Blvd., Suite 900
                                         ----------------------------------
                                          Los Angeles, CA 90017
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:
                                     --------------------------------------

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 ------------------------------------------
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:
                                          ---------------------------------

                                          ---------------------------------

                                 COMMON HOLDERS:


                                 MICHAEL DENNIS

                                 By:/s/ Michael Dennis, Executive Vice President
                                    ---------------------------------------

                                 Address: 15020 Sobey Road
                                         ----------------------------------
                                          Saratoga, CA 95070
                                         ----------------------------------


                                 PASSIVE HOLDERS:



                                 By:
                                     --------------------------------------

                                 Address:
                                          ---------------------------------

                                          ---------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________


                                 PASSIVE HOLDERS:

                                   Advanced Communications Equipment
                                   (International) Co., Ltd.

                                 By: /s/ Michael Pang
                                    ---------------------------------------


                                 Address: 5/F Prosperity Center
                                         ----------------------------------
                                          77-81 Container Port Road
                                         ----------------------------------
                                          Kwai Chung, NT
                                          Hong Kong

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                 INTELLISYS GROUP, INC.


                                 __________________________________________
                                 By:  Don Esters
                                 Its: Chairman and Chief Executive Officer
                                 Address:__________________________________
                                         __________________________________

                                 COMMON HOLDERS:



                                 By:_______________________________________


                                 Address:__________________________________
                                         __________________________________


                                 PASSIVE HOLDERS:

                                   Continental Far East

                                 By: /s/ Atsushi Suzuki
                                    ---------------------------------------


                                 Address:
                                         ----------------------------------

                                         ----------------------------------

                                 INVESTOR:


                                 WESTON PRESIDIO CAPITAL III, L.P.,
                                 By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                     LLC, its General Partner
                                 By: /s/ Philip Halperin
                                    ----------------------------------------

                                 Address:
                                         343 Sansome Street, Suite 1210
                                         San Francisco, CA  94104-1316
                                         Attn:  Philip Halperin


                                 WPC ENTREPRENEUR FUND, L.P.,
                                 By: WESTON PRESIDIO CAPITAL MANAGEMENT III,
                                     LLC, its General Partner
                                 By: /s/ Philip Halperin
                                    ----------------------------------------

                                 Address:
                                         343 Sansome Street, Suite 1210
                                         San Francisco, CA  94104-1316
                                         Attn:  Philip Halperin

                                SPOUSAL CONSENT


          I, the undersigned, being the spouse of Donald J. Esters, hereby
                                                  ----------------
acknowledge that I have read and understand the foregoing Investor Rights Agreement and I agree to be bound by the terms thereof.

                                                  /s/ Jane Esters
                                                 ------------------------

                                SPOUSAL CONSENT


          I, the undersigned, being the spouse of John B. Bohle, hereby
                                                  -------------
acknowledge that I have read and understand the foregoing Investor Rights Agreement and I agree to be bound by the terms thereof.

                                                  /s/ Sue Bohle
                                                 ------------------------